UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2009

HealthSouth Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(I.R.S. Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Officers, Including Zip Code)

(205) 967-7116
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

As of January 1, 2009, HealthSouth Corporation (the “Company”) adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 810-10-65, Transition Related to FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51. In accordance with this guidance, the Company reclassified its noncontrolling interests (formerly known as “minority interests”) as a component of equity and now reports net income or loss and comprehensive income or loss attributable to its noncontrolling interests separately from net income or loss and comprehensive income or loss attributable to HealthSouth. In addition, during the first quarter of 2009, the Company terminated the leases associated with certain rental properties. These properties and their results of operations are now included in discontinued operations.

The Company is therefore recasting its previously issued annual financial statements and certain other financial information originally reported within its Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), filed on February 24, 2009, to present previously provided financial information on a basis that is comparable to the basis on which it prepared and reported similar information in its Quarterly Report on Form 10-Q for the quarterly periods ended September 30, 2009, June 30, 2009, and March 31, 2009 (collectively, the “2009 Quarterly Reports”), which reflected the adoption of ASC 810-10-65 and the reclassification of certain rental properties to discontinued operations, as further described in the notes to the condensed consolidated financial statements included in these filings. This Current Report on Form 8-K updates Items 6, 7, 8, and 15 of the 2008 Form 10-K and Exhibit 12 to the 2008 Form 10-K to recast the financial statements under the guidance in ASC 810-10-65 and to recast the account balances and activities of the aforementioned rental properties as discontinued operations.

No items of the 2008 Form 10-K other than those specifically identified above are being revised by this filing. Information in the 2008 Form 10-K is generally stated as of December 31, 2008, and this filing does not reflect any subsequent information or events other than the adoption of the accounting pronouncement and reclassification of rental properties described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2008 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known, to management. More current information is contained in the Company’s 2009 Quarterly Reports and other filings with the United States Securities and Exchange Commission (the “SEC”). This Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the 2009 Quarterly Reports, and other filings with the SEC. The 2009 Quarterly Reports and other filings contain important information regarding events, developments, and updates to certain expectations of the Company that have occurred since the filing of the 2008 Form 10-K.

ITEM 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
12	Computation of Ratios.
23	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
99.1	Item 6. Selected Financial Data.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 8. Financial Statements and Supplementary Data.
99.4	Item 15. Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

              HEALTHSOUTH CORPORATION

By:	/S/ JOHN P. WHITTINGTON
Name: John P. Whittington
Title: Executive Vice President, General Counsel and Corporate Secretary
Dated: November 16, 2009